Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of IPC Acquisition Corp. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission (the “Report”), I, Greg Kenepp, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Greg Kenepp

Greg Kenepp President December 27, 2002